SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       July 30, 1998 (July 25, 1998)
              ________________________________________________
              Date of report (Date of earliest event reported)


                             Hexcel Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Delaware               1-8472                 94-1109521
 ______________     _____________________      __________________
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)


                             Two Stamford Plaza
                           281 Tresser Boulevard
                      Stamford, Connecticut 06901-3238
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)


                               (203) 969-0666
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



 Item 5.   Other Events.

           On July 25, 1998, Hexcel Corporation (the "Company") entered into an Asset Purchase Agreement by and among the Company (as buyer), Stamford CS Acquisition Corp., Clark-Schwebel Holdings, Inc., and Clark-Schwebel, Inc., a copy of which is filed as Exhibit 2.1 to this Current Report and which is incorporated herein by reference. A copy of the related press release issued by the Company on July 26, 1998 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits

            2.1 Asset Purchase Agreement by and among the Company, Stamford CS Acquisition Corp., Clark-Schwebel Holdings, Inc. and Clark-Schwebel, Inc. dated as of July 25, 1998

           99.1                Press Release issued by the Company on July
                               26, 1998


                                 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  July 30, 1998


                        HEXCEL CORPORATION

                        By: /s/ Ira J. Krakower
                            ____________________________
                           Name:  Ira J. Krakower
                           Title: Senior Vice President,
                                  General Counsel and
                                  Secretary


                              EXHIBIT INDEX


 Exhibit No.              Description

  2.1 Asset Purchase Agreement by and among the Company, Stamford CS Acquisition Corp., Clark-Schwebel Holdings, Inc. and Clark-Schwebel, Inc. dated as of July 25, 1998

 99.1                     Press Release issued by the Company on July 26,
                          1998